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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 4, 2005


                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                              1-14380                              73-1173881
(State or other jurisdiction of           (Commission File Number)         (I.R.S. Employer Identification No.)
         incorporation )
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                   1293 ELDRIDGE PARKWAY, HOUSTON, TEXAS 77077
               (Address of principal executive office) (Zip Code)


                                 (832) 486-4000
              (Registrant's telephone number, including area code)


         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
           APPOINTMENT OF PRINCIPAL OFFICERS

On January 4, 2005, Paul Largess was appointed Corporate Controller (principal accounting officer) of CITGO Petroleum Corporation ("CITGO"). Mr. Largess joined
CITGO in 1985. Prior to his appointment as Corporate Controller, he served as Assistant Controller Financial Reporting. Prior to August 2001, he served in various capacities in the Corporate Finance and Corporate Audit departments. Mr.
Largess holds a bachelor's degree in accounting from Tulsa University. He is a Certified Public Accountant. He is 53 years old.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CITGO PETROLEUM CORPORATION


Date:  January 5, 2005                         /s/     Larry Krieg
                                               --------------------------------
                                                       Larry Krieg
                                                  Vice President Finance